SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

DATALINK CORPORATION

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

00029758	41-0856543
(Commission File Number)	(IRS Employer Identification No.)

8170 Upland Circle

Chanhassen, MN 55317-8598

(Address of Principal Executive Offices and Zip Code)

952-944-3462

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

On October 13, 2004 the Company issued a press release announcing its third quarter and nine-month operating results.  The full text of this press release is furnished on Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits:

99.1                           Press release dated October 13, 2004 announcing the Company’s third quarter and nine-month operating results (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 15, 2004

DATALINK CORPORATION

	By:	/s/ Daniel J. Kinsella
Daniel J. Kinsella, Vice President Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press release dated October 13, 2004 announcing the Company’s third quarter and nine-month operating results (furnished pursuant to Item 2.02).